EXHIBIT 21
HILL-ROM HOLDINGS, INC.
SUBSIDIARIES OF THE REGISTRANT

All subsidiaries of the Company as of September 30, 2020 are wholly-owned Indiana corporations, unless otherwise noted.

Subsidiaries of Hill-Rom Holdings, Inc.
Comfort Holdings, Inc.
Eagle Acquisition Sub B.V., a Netherlands corporation
Hill-Rom, Inc.

Subsidiary of Hillrom Investment Holdings Pte. Ltd.
Hillrom Finance II Ltd., a Cayman Islands limited company

Subsidiary of Hillrom Finance II Ltd.
Hill-Rom Society with Restricted Liability, a Barbados Restricted Liability Society

Jointly owned subsidiary of Hill-Rom Holdings, Inc. and Hill-Rom EU LLC
Welch Allyn, Inc., a New York corporation

Subsidiaries of Hill-Rom, Inc.
Advanced Respiratory, Inc., a Minnesota corporation
Allen Medical Systems, Inc.
Hillrom Global Sourcing LLC, a Delaware limited liability company
Hill-Rom Services, Inc.
Voalte, Inc., a Delaware corporation
Breathe Technologies, Inc., a Delaware corporation

Subsidiary of Comfort Holdings, Inc.
Anodyne Medical Device, Inc., a Delaware corporation

Subsidiary of Anodyne Medical Device, Inc.
AMF Support Surfaces, Inc., a California corporation

Subsidiary of Allen Medical Systems, Inc.
AMATECH Corporation

Jointly owned subsidiary of Hill-Rom, Inc. and Advanced Respiratory, Inc.
Hill-Rom Company, Inc.

Subsidiaries of Hill-Rom Company, Inc.
Excel Medical Electronics, LLC, a Florida limited liability company
Hill-Rom International, Inc.
Hill-Rom Logistics, LLC, an Indiana limited liability company
Hill-Rom Company Real Estate Holdings, LLC, a Delaware limited liability company
Hill-Rom Finance Company LLC, a Delaware limited liability company
Hillrom Asia Holdings Pte. Ltd., a Singapore corporation
Hillrom Procurement B.V., a Netherlands corporation
MEDIQ/PRN Life Support Systems, LLC, an Indiana limited liability company

Jointly owned subsidiary of Hill-Rom Holdings, Inc. and Hillrom Asia Holdings Pte. Ltd.
Hillrom Investment Holdings Pte. Ltd., a Singapore corporation

Subsidiary of Hillrom Asia Holdings Pte. Ltd.
Hillrom Finance Ltd., a Cayman Islands limited company

Subsidiary of Hill-Rom Services, Inc.
Hill-Rom Manufacturing, Inc.

Subsidiaries of Hill-Rom Manufacturing, Inc.
Hill-Rom Finance Limited Partner, Inc.
Hill-Rom Manufacturing Real Estate Holdings, LLC, a Delaware limited liability company

Subsidiaries of Hill-Rom International, Inc.
Hill-Rom Pty, Ltd., an Australia corporation
Hill-Rom Asia Limited, a Hong Kong corporation
Hill-Rom Japan KK, a Japan corporation
Hill-Rom (Thailand) Company Limited, a Thailand limited company
Hill-Rom Chile SpA, a Chile corporation

Subsidiary of Hill-Rom Pty, Ltd.
Trumpf Med (Aust) Pty Limited, an Australia corporation

Subsidiary of Hill-Rom Asia Limited
Hill-Rom Shanghai Co., a China corporation

Jointly owned subsidiary of Hill-Rom Finance Limited Partner, Inc., Hill-Rom, Inc., and Hillrom Finance Ltd.
Hill-Rom EU LLC, a Cayman Islands limited liability corporation

Subsidiary of Hill-Rom EU LLC
Hill-Rom (Luxembourg) General Partner Ltd. S.á r.l., a Cayman Islands corporation

Subsidiaries of Hill-Rom (Luxembourg) General Partner Ltd. S.á r.l.
Hill-Rom Holdings Netherlands, B.V., a Netherlands corporation
Hill-Rom International S.á r.l./B.V., a Luxembourg corporation
Hill-Rom Mexico Holdings, B.V., a Netherlands corporation
Hill-Rom Receivables, LLC, a Delaware limited liability company
HR Europe B.V., a Netherlands corporation

Subsidiaries of Hill-Rom Holdings Netherlands, B.V.
Hill-Rom Ltd., a United Kingdom Corporation
Hill-Rom Singapore Holdings S.á r.l., a Luxembourg corporation
Hill-Rom Taiwan Ltd., a Taiwan limited liability company
Trumpf Medizin Systeme Beteiligungs GmbH, a Germany corporation

Subsidiary of Hill-Rom Mexico Holdings, B.V.
Hill-Rom Mexico Holdings, LLC, a Delaware limited liability company

Jointly owned subsidiaries of Hill-Rom Mexico Holdings, B.V. and Hill-Rom Mexico Holdings, LLC
Hill-Rom de Mexico, S. de R.L. de C.V., a Mexico corporation
Hill-Rom Servicios, S. de R.L. de C.V., a Mexico corporation

Jointly owned subsidiary of Hill-Rom Holdings Netherlands B.V. and Hill-Rom International S.á r.l./B.V.
Hillrom Belgium B.V., a Belgium corporation

Subsidiary of Hill-Rom Singapore Holdings S.á r.l.
Hill-Rom Services Pte, Ltd., a Singapore corporation

Jointly owned subsidiary of Hill-Rom Holdings Netherlands B.V. and HR Europe BV
Trumpf Medizin Systeme GmbH & Co. KG, a Germany partnership

Subsidiary of Trumpf Medizin Systeme GmbH & Co. KG
Trumpf Medical Systems (Taicang) Co., Limited, a China corporation

Subsidiaries of Hill-Rom International S.á r.l./B.V.
Hill-Rom Austria GmbH, an Austria corporation
Hill-Rom B.V., a Netherlands corporation
Hill-Rom Canada, Ltd., a Canada corporation
Hill-Rom Poland sp. z.o.o., a Poland corporation
Hill-Rom S.A., a Switzerland corporation
Hill-Rom S.á r.l., a France corporation

Jointly owned subsidiaries of Hill-Rom International S.á r.l./B.V. and Hill-Rom Services, Inc.
Hill-Rom India Private Ltd., an India corporation
Hill-Rom Rus, LLC, a Russia limited liability company
Hill-Rom Comercializadora de Mexico, S. de R.L. de C.V., a Mexico corporation
Hill-Rom Turkey Medikal Urunler Dagitim ve Ticaret Limited Sirketi, a Turkey corporation

Subsidiaries of Hill-Rom S.á r.l.
Hill-Rom AB, a Sweden corporation
Hill-Rom Iberia S.L., a Spain corporation
Hill-Rom SAS, a France corporation
Hill-Rom, S.p.A, an Italy corporation

Subsidiaries of Hill-Rom AB
Liko AB, a Sweden corporation
Liko R&D AB, a Sweden corporation

Subsidiary of Liko AB
Hill-Rom Verwaltung GmbH, a Germany corporation

Jointly owned subsidiary of Liko AB and Eagle Acquisition Sub B.V.
Hill-Rom Holding GmbH & Co. KG, a Germany partnership

Subsidiary of Hill-Rom Holding GmbH & Co. KG
Hill-Rom GmbH, a Germany corporation

Subsidiaries of Welch Allyn, Inc.
Welch Allyn International Holdings, Inc., a Delaware corporation
Welch Allyn International Ventures, Inc., a Delaware corporation
Welch Allyn Protocol, Inc., an Oregon corporation
Welch Allyn Real Estate Holdings, LLC, a Delaware limited liability company

Subsidiaries of Welch Allyn International Holdings, Inc.
Mortara Instrument Europe S.r.l., an Italian limited liability company
Welch Allyn B.V., a Netherlands corporation
Welch Allyn CV Holdings, LLC, a Delaware limited liability company
Welch Allyn France, S.a r.l., a France corporation
Welch Allyn Japan K.K., a Japan corporation
Welch Allyn Malaysia SDN, Bhd, a Malaysia corporation
Welch Allyn Singapore Pte, Ltd., a Singapore corporation
Welch Allyn South Africa Pty, Ltd., a South Africa corporation
Welch Allyn UK Ltd., a United Kingdom corporation

Subsidiary of Mortara Instrument Europe S.r.l.
Welch Allyn GmbH, a German corporation

Jointly owned subsidiary of Mortara Instrument Europe S.r.l. and Trumpf Medizin Systeme GmbH & Co. KG
Videomed S.r.l., an Italy corporation

Jointly owned subsidiaries of Welch Allyn International Holdings, Inc. and Welch Allyn International Ventures, Inc.
Welch Allyn Colombia Ltda, a Colombia corporation
Welch Allyn do Brasil Comercia de Equipmentos Medicos, Ltda, a Brazil corporation

Jointly owned subsidiary of Welch Allyn CV Holdings, LLC and Welch Allyn International Holdings, Inc.
WA Holdings, C.V., a Netherlands partnership

Subsidiary of WA Holdings, C.V.
Welch Allyn Coop Holdings, LLC, a Delaware limited liability company

Jointly owned subsidiary of WA Holdings, C.V. and Welch Allyn Coop Holdings, LLC
Welch Allyn International Holdings Cooperatief, U.A., a Netherlands cooperative

Subsidiaries of Welch Allyn International Holdings Cooperatief, U.A.
Welch Allyn Australia Pty Limited, an Australia corporation
Welch Allyn Canada Limited, a Canada corporation
Welch Allyn EME B.V., a Netherlands corporation
Welch Allyn Limited, an Ireland corporation
Welch Allyn Maquila Holdings, LLC, a Delaware limited liability company

Jointly owned subsidiaries of Welch Allyn Maquila Holdings, LLC and WA Holdings, C.V.
Welch Allyn de Mexico, S. de R.L. de C.V., a Mexico corporation
Welch Allyn Servicios, S. de R.L. de C.V., a Mexico corporation

Jointly owned subsidiary of Welch Allyn International Holdings Cooperatief, U.A. and Welch Allyn Coop Holdings, LLC
Welch Allyn Productos Medicos S. de R.L. de C.V., a Mexico corporation

Subsidiary of Welch Allyn Singapore Pte, Ltd.
Welch Allyn Medical Equipment (Suzhou) Co. Ltd., a China corporation

Subsidiary of Welch Allyn, B.V.
Welch Allyn Sverige, AB, a Sweden corporation